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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                December 2, 1997
                                 Date of Report
                       (Date of earliest event reported)


                        Marine Management Systems, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       0-29236                                            06-886588
(Commission File Number)                      (IRS Employer Identification No.)


                                470 West Avenue
                               Stamford, CT 06902
              (Address of principal executive offices) (Zip Code)


                                 (203) 327-6404
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     At the regularly scheduled meeting of the Board of Directors of Marine Management Systems, Inc. ("MMS") held in Stamford CT on December 2, 1997, the Board of Directors unanimously approved (1) the promotion of Michael P. Barney to the position of President and CEO, and (2) the appointment of Eugene D. Story to the new position of Chairman of the Board. Mr. Barney joined MMS in 1995 as Vice President of Corporate Development and was appointed Chief Operating Officer in June 1997. Mr. Story is one of the founders of MMS and most recently served as the President and CEO.

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                         MARINE MANAGEMENT SYSTEMS, INC

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         MARINE MANAGEMENT SYSTEMS, INC
                                  (Registrant)

Dated: December 10, 1997         By: /s/ Robert D. Ohmes
                                     --------------------
                                     Robert D. Ohmes
                                     Executive Vice President and
                                     Chief Financial Officer